UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                ________________

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) October 7, 2005
                                ________________

                           GIBRALTAR INDUSTRIES, INC.
                                ________________
             (Exact name of registrant as specified in its charter)
       Delaware                        0-22462                16-1445150
    ________________            ____________________        ________________
(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)          Identification No.)

                              3556 Lake Shore Road
                                  P.O. Box 2028
                        Buffalo, New York   14219-0228
                            _________________________
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (716) 826-6500
                            __________________________

     The Registrant filed a Form 8-K on October 7, 2005, reporting, among other things, the Registrant's acquisition of Alabama Metal Industries Corporation ("AMICO"). The Registrant did not file financial statements of AMICO or any pro forma financial information at that time in accordance with the authority granted by Item 9.01 of Form 8-K. The Registrant is now filing audited, consolidated financial statements of AMICO as of and for the years ended December 31, 2003 and 2004 on this Form 8-K/A. The Registrant expects to file AMICO's unaudited, consolidated financial statements for the nine months ended September 30, 2004 and 2005 and the pro forma financial information, respectively required by Items 9.01(a) and 9.01(b), as soon as reasonably practicable, and in any event within 71 days after the date the initial Form 8-K in the matter was required to be filed. The Registrant therefore hereby amends the following items of its Form 8-K filed October 7, 2005 as follows:

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     1. Alabama Metal Industries Corporation and Subsidiaries Audited Consolidated Financial Statements

          (i)  Independent Auditors' Report

          (ii) Consolidated balance sheets as of December 31, 2004 and 2003

          (iii) Consolidated statements of operations for the years ended December 31, 2004 and 2003

          (iv) Consolidated statements of stockholders' equity for the years ended December 31, 2004 and 2003

          (v) Consolidated statements of cash flows for the years ended December 31, 2004 and 2003

     2. The remaining financial information required to be filed by Item 9.01(a) to Form 8-K shall be filed as soon as practicable, and in any event within 71 days after the initial Form 8-K in the matter was required to be filed.

(b) Pro Forma Financial Information. The pro forma financial information required to be filed by item 9.01(b) to Form 8-K shall be filed as soon as practicable, and in any event within 71 days after Form 8-K in the matter was be required to be filed.

(c)  Exhibits.

     10.1 Term Loan Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York, KeyBank National Association and the lenders named therein, dated as of October 3, 2005*

     99.1 Press Release issued October 3, 2005*

     99.2 Alabama Metal Industries Corporation and Subsidiaries Audited Consolidated Financial Statements

_________________________
  * Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 14, 2005

                                            GIBRALTAR INDUSTRIES, INC.


                                            /S/  David W. Kay
                                            ____________________
                                            Name:  David W. Kay
                                            Title:    Chief Financial Officer

EXHIBIT INDEX.

     10.1 Term Loan Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York, KeyBank National Association and the lenders named therein, dated as of October 3, 2005*

     99.1 Press Release issued October 3, 2005*

     99.2 Alabama Metal Industries Corporation and Subsidiaries Audited Consolidated Financial Statements

___________________________
     * Previously filed